Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of Sutron Corporation’s Annual Report on Form 10-K for the period ending December 31, 2012. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 29, 2013          /s/Raul S. McQuivey
Raul S. McQuivey
President and Chief Executive Officer
(Principal Executive Officer)

Dated:   March 29, 2013         /s/Sidney C. Hooper
                                  Sidney C. Hooper
  Chief Financial Officer and Treasurer
  (Principal Accounting Officer)